                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 October 2, 2000
                                (Date of report)

                            VIANET TECHNOLOGIES, INC.

               (Exact Name of Registrant as Specified in Charter)

     Delaware                        033-55254-19                 87-0434285
     --------                        ------------                 ----------
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)            Identification No.)


       6509 Windcrest Drive, Suite 160, Plano, TX                       75024
       ------------------------------------------                       -----
       (Address of Principal Executive Offices)                      (Zip Code)


Registrant's Telephone Number, Including Area Code (972) 543-2700
                                                   --------------


                   83 Mercer Street, New York, New York 10012
                 (Former Address, if Changed Since Last Report)

Item 4.  Change in Registrant's Certifying Accountant.

1. On October 2, 2000, the Company was notified that Edward Isaacs & Company, LLP had merged with McGladrey & Pullen, LLP and that Edward Isaacs & Company, LLP would no longer be the auditor for the Registrant. McGladrey & Pullen, LLP was appointed as the Registrant's new auditor.

2. The auditor's reports from Edward Isaacs & Company, LLP for the Registrant's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the board of directors.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Edward Isaacs & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Edward Isaacs & Company to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8K.

Item 7. Exhibits.

o Letter from Edward Isaacs & Company, LLP dated October 10, 2000 regarding the change in certified accountants.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                     Vianet Technologies, Inc.
                                                     (Registrant)

Dated:  October 10, 2000

                                                        /s/Vincent Santivasci
                                                        ----------------------
                                                        By: Vincent Santivasci
                                                        Chief Financial Officer

                          Edward Isaacs & Company, LLP

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the independent accountants for Vianet Technologies, Inc. and we reported on the consolidated financial statements of Vianet Technologies, Inc. and subsidiaries as of and for the year ended December 31, 1999 and the period ended December 31, 1998. On October 2, 2000 we informed Vianet Technologies, Inc. that we had merged with McGladrey & Pullen, LLP and we would no longer be the independent accountants of Vianet Technologies, Inc. We have read Vianet Technologies, Inc. statements included under Item 4 of its Form 8-K for October 2, 2000 and we agree with such statements.



New York, NY
October 10, 2000

Edward Isaacs & Company, LLP
/s/ Edward Isaacs & Company, LLP